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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): AUGUST 13, 2002

                          THE MIIX GROUP, INCORPORATED
   ---------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

  DELAWARE                      001-14593                22-3586492
 -----------------             ----------------         ---------------------
 (State or Other               (Commission              (IRS Employer
 Jurisdiction of               File Number)             Identification No.)
 Incorporation)


                                TWO PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648
 -------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 896-2404
                                                           --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 9.  Regulation FD Disclosure.

The MIIX Group, Incorporated (the "Company") filed its Form 10-Q for the quarterly period ended June 30, 2002 on August 14, 2002. The filing was accompanied by Certifications pursuant to Section 906 of Sarbanes-Oxley Act of 2002 of Patricia A. Costante, the Company's Chief Executive Officer, and Allen
G. Sugerman, the Company's Interim Chief Financial Officer (the "Certifications"). The Certifications are furnished herewith as Exhibits 99.1 and 99.2, respectively.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE MIIX GROUP, INCORPORATED


                                           By:  /s/ Patricia A. Costante
                                               ---------------------------------
                                               Patricia A. Costante
                                               Chairman and CEO

August 14, 2002









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                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION

99.1 Certification of Chief Executive Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002.

99.2 Certification of Chief Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002.












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